Exhibit 10.10

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS

BEEN REQUESTED IS OMITTED AND NOTED WITH

“****”.

AN UNREDACTED VERSION OF THIS DOCUMENT

HAS ALSO BEEN PROVIDED TO THE

SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT N° 1

TO THE

A320 PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AVOLON AEROSPACE LEASING LIMITED

As Buyer

AMENDMENT N° I TO THE A320 PURCHASE AGREEMENT

This amendment N° 1 (the “Amendment N°1”) to the Agreement (as defined below) dated 6th December 2012 is made

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

AVOLON AEROSPACE LEASING LIMITED, a company created and existing under the laws of the Cayman Islands, having its principal place of business at The Oval, Building 1, Shelbourne Rd, Ballsbridge Dublin 4, Ireland (the “Buyer”).

The Seller and the Buyer shall together be referred to as the “Parties”, each a “Party”.

WHEREAS:

A.	The Buyer and the Seller have entered into a purchase agreement dated as of the 16th December 2010 for the sale by the Seller and purchase by the Buyer of **** A320 aircraft (the “Aircraft”), together with its various Exhibits and Letter Agreements and as amended and supplemented form time to time (the “Agreement”).

B.	The Buyer and the Seller agree to reschedule certain Aircraft bearing **** and **** in accordance with the terms of this Amendment N°1.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.	AIRCRAFT RESCHEDULING

1.1	Rescheduling of A320 Aircraft bearing ****

The Buyer and the Seller hereby agree to amend the Scheduled Delivery Month of **** Aircraft **** (the “Rescheduled Aircraft”) as described in the table below.

CAC Id	NC Type	Scheduled Delivery Month	New Scheduled Delivery Month
****	****	****	****
****	****	****	****

The Rescheduled Aircraft shall be subject to the terms and conditions applicable for Aircraft as set forth in the Agreement.

1.2	DELIVERY SCHEDULE

As a result of the changes described in Clause 1.1 above, and as a consequence of the execution of this Amendment, the delivery schedule of the Aircraft included in Clause 9.1.1 of the Agreement is hereby deleted in its entirety and replaced by the delivery schedule set forth in Appendix 1 hereto.

1.3	EFFECT ON PREDELIVERY PAYMENTS

The Buyer and the Seller agree that, as of the date hereof, the Buyer has made, with respect to the Rescheduled Aircraft, Predelivery Payments in an aggregate amount of USD $**** (United States Dollars – ****) in total.

As a result of the rescheduling of the Scheduled Delivery Month of the Rescheduled Aircraft, the Buyer will make Predelivery Payments in accordance with the new delivery schedule relating to the Rescheduled Aircraft.

2.	INCONSISTENCY AND CONFIDENTIALITY

2.1	It is hereby agreed by the Parties that this Amendment N°1 shall enter into effect and be binding upon the Parties at the date mentioned here above.

2.2	It is understood that all terms and conditions of the Agreement, including its Exhibits and Letter Agreements, in each case to the extent not amended by this Amendment N°1 shall remain unchanged and shall apply to the Aircraft.

2.3	In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°1, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force.

2.4	This Amendment N°1 shall be treated by both Parties as confidential on the terms set out in Clause 22.12 of the Agreement.

2.5	Furthermore it is hereby agreed by the Parties that the Amendment N°1, upon execution hereof, shall constitute an integral and non-severable part of the Agreement.

2.6	Except as otherwise provided by the terms and conditions herein, the Agreement, as amended by this Amendment N°1 contains the entire agreement of the Parties hereto and supersedes all other prior agreements, representations, understandings and negotiations, oral and written, and may be modified only by an instrument in writing signed by the Parties hereto.

IN WITNESS WHEREOF this Amendment N°1 was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AVOLON AEROSPACE LEASING LIMITED		AIRBUS S.A.S.

By:	/s/ John Higgins	By:	/s/ Christophe Mourey

Its:	Director	Its:	Senior Vice President Contracts

APPENDIX 1

Aircraft Rank	CAC Id	Delivery Month	Aircraft Type
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****

5